                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: February 1, 2001
                          ----------------------------
                        (Date of earliest event reported)

                     NISSAN AUTO RECEIVABLES CORPORATION II
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2001-A OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            DELAWARE                       333-51224-01                     95-4831541
(State or Other Jurisdiction of      (Commission File Number)            (I.R.S. Employer
         Incorporation)                                                Identification No.)
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                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502

                           --------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8583


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ITEM 5.       OTHER EVENTS

              On February 1, 2001, Nissan Auto Receivables Corporation II ("NARC
II") and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain
Purchase Agreement, dated as of February 1, 2001 (the "Purchase Agreement"), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On February 1, 2001, Nissan
Auto Receivables 2001-A Owner Trust (the "Trust"), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of December 7, 2000, as amended by the Amended and Restated Trust Agreement, dated as of February 1, 2001 (the "Amended and Restated Trust Agreement"), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of February 1, 2001 (the "Sale and Servicing Agreement"), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on February 1, 2001, the Trust caused the issuance, pursuant to an Indenture, dated as of February 1, 2001 (the "Indenture"), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), of certain notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the
"Notes"). Also on February 1, 2001, the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement
Agreement, dated as of February 1, 2001 (the "Yield Supplement Agreement"), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on February 1, 2001, the Trust, as issuer, NMAC, as administrator, and the Indenture Trustee entered into that certain
Administration Agreement, dated as of February 1, 2001, relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $982,872,000, were sold to Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney
Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting
Agreement, dated as of January 23, 2001, by and among NARC II, NMAC and Chase
Securities Inc., on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File
No. 333-51224-01).

              Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as
Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as
Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the
Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a)  Not applicable.

              (b) Not applicable.

              (c)  Exhibits

              The exhibit number corresponds with Item 601(a) of Regulation S-K.

              Exhibit No.            Description
              -----------            -----------
              Exhibit 4.1            Sale and Servicing Agreement, dated as of
                                     February 1, 2001, by and among the Trust, as
                                     issuer, NARC II, as seller, and NMAC, as servicer.

              Exhibit 4.2            Indenture, dated as of February 1, 2001, by and
                                     between the Trust, as issuer, and the Indenture
                                     Trustee.

              Exhibit 4.3            Purchase Agreement, dated as of February 1, 2001,
                                     by and between NARC II, as purchaser, and NMAC,
                                     as seller.

              Exhibit 4.4            Amended and Restated Trust Agreement, dated as of
                                     February 1, 2001, by and between NARC II, as
                                     depositor, and Wilmington Trust Company, as Owner
                                     Trustee.
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

              Exhibit 4.5            Administration Agreement, dated as of February 1,
                                     2001, by and among the Trust, as issuer, NMAC, as
                                     administrator, and the Indenture Trustee.

              Exhibit 4.6            Yield Supplement Agreement, dated as of February
                                     1, 2001, by and among the Trust, NARC II, as
                                     seller, NMAC, as servicer, and the Indenture
                                     Trustee.
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

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        NISSAN AUTO RECEIVABLES CORPORATION


                                        By:  /s/  Katsumi Ishii
                                             -----------------------------------
                                             Name: Katsumi Ishii
                                             Title:President
Date:  February 7, 2001



                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

        Exhibit No.                         Description
        -----------                         -----------
        Exhibit 4.1                         Sale and Servicing Agreement, dated as of
                                            February 1, 2001, by and among the Trust, as
                                            issuer, NARC II, as seller, and NMAC, as servicer.

        Exhibit 4.2                         Indenture, dated as of February 1, 2001, by and
                                            between the Trust, as issuer, and the Indenture
                                            Trustee.

        Exhibit 4.3                         Purchase Agreement, dated as of February 1, 2001,
                                            by and between NARC II, as purchaser, and NMAC,
                                            as seller.

        Exhibit 4.4                         Amended and Restated Trust Agreement, dated as of
                                            February 1, 2001, by and between NARC II, as
                                            depositor, and Wilmington Trust Company, as Owner
                                            Trustee.

        Exhibit 4.5                         Administration Agreement, dated as of February 1,
                                            2001, by and among the Trust, as issuer, NMAC, as
                                            administrator, and the Indenture Trustee.

        Exhibit 4.6                         Yield Supplement Agreement, dated as of February
                                            1, 2001, by and among the Trust, NARC II, as
                                            seller, NMAC, as servicer, and the Indenture
                                            Trustee.
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